SUPPLEMENT TO CLASS C PROSPECTUSES
OF
WELLS FARGO ALTERNATIVE FUNDS
WELLS FARGO ASSET ALLOCATION FUNDS
WELLS FARGO FIXED INCOME FUNDS
WELLS FARGO INTERNATIONAL AND GLOBAL EQUITY FUNDS
WELLS FARGO MONEY MARKET FUNDS
WELLS FARGO MULTI-ASSET FUNDS
WELLS FARGO MUNICIPAL FIXED INCOME FUNDS
WELLS FARGO SPECIALTY FUNDS
WELLS FARGO TARGET DATE RETIREMENT FUNDS
WELLS FARGO U.S. EQUITY FUNDS
(Each, a “Fund” and together, the “Funds”)

At a meeting held on August 14-15, 2018, the Board of Trustees of the Funds approved the following automatic conversion feature for Class C shares, effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis.  A shorter holding period may also apply depending on your intermediary.  Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in this prospectus.

August 16, 2018                                                                                               MMR088/P1201SP